Registration No. 33-36317
                                                                     Rule 497(e)
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California Daily Tax Free Income Fund, Inc.
Connecticut Daily Tax Free Income Fund, Inc.
Daily Tax Free Income Fund, Inc.
Florida Daily Municipal Income Fund
Institutional Daily Income Fund
Michigan Daily Tax Fee Income Fund, Inc.
New Jersey Daily Municipal Income Fund, Inc.
New York Daily Tax Free Income Fund, Inc.
North Carolina Daily Municipal Income Fund, Inc.
Pennsylvania Daily Municipal Income Fund
Short Term Income Fund, Inc.

             (collectively the "Funds" and individually the "Fund")

                                        600 Fifth Avenue, New York, NY 10020
                                        (212) 830-5200
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SUPPLEMENT DATED OCTOBER 12, 1995


Reich & Tang Asset Management L.P., the Fund's investment advisor, is a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). New England Mutual Life Insurance Company ("The New England") owns NEIC's sole general partner and a majority of the limited partnership interest in NEIC. The New England and Metropolitan Life Insurance Company ("MetLife") have entered into an agreement to merge, with MetLife to be the survivor of the merger. The merger is conditioned upon, among other things, approval by the policyholders of The New England and MetLife and receipt of certain regulatory approvals. The merger is not expected to occur until after December 31, 1995.

The merger of The New England into MetLife will constitute an "assignment" of the existing investment advisory agreement relating to the Fund. Under the Investment Company Act of 1940, such an "assignment" will result in the automatic termination of the investment advisory agreement, effective at the time of the merger. Prior to the merger, shareholders of the Fund will be asked to approve a new investment advisory agreement, intended to take effect at the time of the merger. The new agreement will be substantially similar to the existing agreement. A proxy statement describing the new agreement will be sent to shareholders of the Fund prior to their being asked to vote on the new agreement.